UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2005

Eli Lilly and Company
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-06351	35-0470950
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Lilly Corporate Center, Indianapolis, Indiana		46285
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-276-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On June 9, 2005, Eli Lilly and Company (the "Company") announced that it had entered into an agreement in principle with plaintiffs’ attorneys involved in Zyprexa® product liability litigation to settle a majority of the claims against the Company relating to the medication. The Company's press release announcing the tentative settlement is attached as Exhibit 99 to this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eli Lilly and Company

June 10, 2005	By:	Thomas W. Grein

Name: Thomas W. Grein
Title: Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description

99	Press Release